(BULL LOGO)
Merrill Investment Managers


Annual Report
October 31, 2002


Merrill Lynch
EuroFund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch EuroFund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION


A pie chart illustrating the following portfolio information:


As a Percentage of Stocks
As of October 31, 2002


                         Percentage
Country                  of Stocks

United Kingdom              33.8%
Ireland                      1.9
Sweden                       3.1
Spain                        3.2
Finland                      2.9
Italy                        8.3
France                      18.5
Denmark                      0.9
Netherlands                 13.5
Switzerland                  7.6
Portugal                     0.5
Germany                      4.5
Belgium                      1.3


EUROPEAN STOCK MARKET PERFORMANCE


A bar chart illustrating the following portfolio information:


Total Return for the
Six-Month Period
Ended October 31, 2002
In U.S. dollars*


                           Total
Country                    Return

Finland                    - 1.4%
Ireland                    -12.4
Switzerland                -15.3
Italy                      -15.7
United Kingdom             -15.9
Denmark                    -17.0
Spain                      -17.8
Norway                     -19.4
France                     -20.3
Sweden                     -21.2
Netherlands                -23.8
Germany                    -30.4


Source: MSCI Europe
Index.

*For the six-month period ended October 31, 2002, total investment return for the MSCI Europe Index was -18.39%.



Merrill Lynch EuroFund, October 31, 2002,


DEAR SHAREHOLDER


For the six months ended October 31, 2002, the total return for the unmanaged benchmark Morgan Stanley Capital International (MSCI) Europe Index was -18.39%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of -18.06%, -18.43%, -18.48% and -18.17%, respectively. Fund performance was in line with the Index and just ahead of the Lipper European Region Funds Average, which returned -18.96% for the six months ended October 31, 2002. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)


Fiscal Year in Review
For the fiscal year ended October 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -8.68%, -9.51%, -9.59% and -8.93%, respectively. For the same period, the unmanaged benchmark MSCI Europe Index had a total return of -13.59%. Fund performance was also ahead of the Lipper European Region Funds Average, which returned -13.28% for the same fiscal year. The Fund's performance outpaced that of the Index throughout the year despite value stocks delivering a poorer performance than their growth counterparts. This was because of our careful control of risk at the portfolio level, judicious timing of sector allocations and robust stock selection. In the first part of the year, the Fund was positioned to capture the perceived recovery in global economies. This stance was moderated as the year progressed, and proved to be very beneficial to the Fund's relative performance.


Investment Environment
The market mood swung dramatically during the six months ended October 31, 2002, reflecting a number of factors but conditioned by an ever-increasing tone of caution and rising risk aversion. After a benign spring, investors became more concerned about the future path of economic growth as the leading indicators suggested a marked cooling following the inventory rebuilding phase of the previous six months. Stock markets declined significantly over the summer months led by the high beta areas of the market, notably software, insurance and capital goods. The best-performing sectors included the main defensive areas of food manufacturing, household products, retailing and utilities. We positioned the Fund in anticipation of a modest continuing recovery in European economic growth, but we reduced this position during the period. By the end of the third calendar quarter of 2002, there were some excellent buying opportunities in the financial sector, particularly insurance, which was affected by solvency concerns, and we took advantage of a number of these opportunities.

Global economic output was estimated to have risen more than 2% in real terms from its trough of a year ago. The recovery was remarkably synchronized with production increasing in all major regions. While the recovery was strongest in the United States, where output rose by close to 3.5%, the economic upturn was weaker in Japan and Europe. However, barely a year into the recovery and with global growth still below the trend, there is increasing evidence of it losing momentum. The cost of capital to businesses increased, business confidence indicators rolled over in all major regions, orders growth fell and industrial commodity prices softened. As a result, we saw significant downgrades to consensus gross domestic product growth expectations after the race to upgrade in the first half of the year. The potential for further downgrades is greatest in the Eurozone area but even here there are notable exceptions. We believe that the risks to consensus growth forecasts for 2003 remain on the downside and that further downgrades are likely, particularly in core Europe. Deflation is currently a very real threat in this region, whereas German inflation has dropped to just 1% and growth is falling from a very weak level. This is likely to prompt further reductions in the key lending rates in Europe and may continue to foster concerns over a two-speed economy.



Merrill Lynch EuroFund, October 31, 2002


European stock markets are currently valued at around 18 times price-to-expected earnings for 2003, with consensus earnings forecast to rebound strongly by almost 30%. This appears rather optimistic, but does reflect the fact that in 2003 companies are expected to take significantly lower levels of provisions and write-offs compared to 2002. Bond markets performed in inverse fashion to equities for the last few quarters, reflecting the differing risk characteristics and the absence of inflation in the major European economies.
Valuing equity markets compared to bonds suggest that equities are relatively more attractive at the present time, however, this analysis depends on the premise that investors required risk premium from holding stocks does not rise from the current level.


Investment Strategy
During the six months ended October 31, 2002, we positioned the Fund to reduce cyclical exposure in favor of financial stocks, which represented more attractive value on a risk-adjusted basis. The Fund's major overweighted positions included banks, commercial services and materials, while the Fund's significant underweighted positions included energy, capital goods and health care services.


In Conclusion
We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(James A. Macmillan)
James A. Macmillan
Vice President and
Portfolio Manager



December 3, 2002



Merrill Lynch EuroFund, October 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/02                    -14.84%        -19.31%
Five Years Ended 9/30/02                   +0.22          -0.85
Ten Years Ended 9/30/02                    +9.53          +8.94

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 9/30/02                    -15.76%        -19.12%
Five Years Ended 9/30/02                   -0.80          -1.01
Ten Years Ended 9/30/02                    +8.40          +8.40

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 9/30/02                    -15.71%        -16.54%
Five Years Ended 9/30/02                   -0.81          -0.81
Inception (10/21/94) through 9/30/02       +6.09          +6.09

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/02                    -15.07%        -19.53%
Five Years Ended 9/30/02                   -0.04          -1.11
Inception (10/21/94) through 9/30/02       +6.93          +6.21

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch EuroFund, October 31, 2002


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML EuroFund++ Class A and Class B Shares* compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:


ML EuroFund++--Class A Shares*

Date                              Value

October 1992*                   $ 9,475.00
October 1993                    $12,480.00
October 1994                    $14,361.00
October 1995                    $15,250.00
October 1996                    $18,126.00
October 1997                    $23,950.00
October 1998                    $27,238.00
October 1999                    $33,571.00
October 2000                    $34,081.00
October 2001                    $29,668.00
October 2002                    $27,093.00


ML EuroFund++--Class B Shares*

Date                              Value

October 1992*                   $10,000.00
October 1993                    $13,039.00
October 1994                    $14,836.00
October 1995                    $15,596.00
October 1996                    $18,342.00
October 1997                    $23,999.00
October 1998                    $27,018.00
October 1999                    $32,951.00
October 2000                    $33,109.00
October 2001                    $28,517.00
October 2002                    $25,805.00


Morgan Stanley Capital International Europe Index++++


Date                              Value

October 1992*                   $10,000.00
October 1993                    $12,567.00
October 1994                    $13,980.00
October 1995                    $15,827.00
October 1996                    $18,592.00
October 1997                    $23,423.00
October 1998                    $28,824.00
October 1999                    $32,432.00
October 2000                    $32,737.00
October 2001                    $25,258.00
October 2002                    $21,753.00




A line graph illustrating the growth of a $10,000 investment in ML EuroFund++ Class C and Class D Shares* compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:


ML EuroFund++--Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
October 1994                    $10,133.00
October 1995                    $10,644.00
October 1996                    $12,512.00
October 1997                    $16,367.00
October 1998                    $18,423.00
October 1999                    $22,471.00
October 2000                    $22,581.00
October 2001                    $19,447.00
October 2002                    $17,582.00


ML EuroFund++--Class D Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
October 1994                    $ 9,601.00
October 1995                    $10,163.00
October 1996                    $12,050.00
October 1997                    $15,887.00
October 1998                    $18,030.00
October 1999                    $22,157.00
October 2000                    $22,449.00
October 2001                    $19,490.00
October 2002                    $17,750.00


Morgan Stanley Capital International Europe Index++++


Date                              Value

10/31/1994**                    $10,000.00
October 1995                    $11,321.00
October 1996                    $13,299.00
October 1997                    $16,755.00
October 1998                    $20,619.00
October 1999                    $23,200.00
October 2000                    $23,418.00
October 2001                    $18,068.00
October 2002                    $15,561.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.
++++This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch EuroFund, October 31, 2002


PERFORMANCE DATA (concluded)

Recent Performance Results

                                                                         Ten-Year/
                                         6-Month         12-Month     Since Inception
As of October 31, 2002                 Total Return    Total Return     Total Return
ML EuroFund Class A Shares*               -18.06%         - 8.68%         +185.98%
ML EuroFund Class B Shares*               -18.43          - 9.51          +157.98
ML EuroFund Class C Shares*               -18.48          - 9.59          + 75.80
ML EuroFund Class D Shares*               -18.17          - 8.93          + 87.32
MSCI Europe Index**                       -18.39          -13.59       +125.26/+59.88

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.
**This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries. Ten-year/since inception total returns are for ten years and from 10/31/94.



PORTFOLIO INFORMATION


As of October 31, 2002

                                    Percent of
Ten Largest Equity Holdings         Net Assets

GlaxoSmithKline PLC                     4.5%
Royal Dutch Petroleum Company           4.1
Unilever PLC                            4.0
Barclays PLC                            3.2
Vodafone Group PLC                      3.1
TotalFinaElf SA 'B'                     3.0
Royal Bank of Scotland Group PLC        3.0
Nokia Oyj (Series A)                    2.9
BNP Paribas SA                          2.8
Aventis SA                              2.8



                                    Percent of
Five Largest Industries             Net Assets

Banks                                  19.1%
Pharmaceuticals & Biotechnology        11.4
Energy                                  9.9
Telecommunication Services              8.3
Food, Beverage & Tobacco                6.3



Merrill Lynch EuroFund, October 31, 2002


SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                            Shares                                                                               Percent of
Industries                    Held                           Investments                                 Value   Net Assets
Belgium

Diversified Financials    413,611   Fortis                                                           $   7,564,818     1.3%

                                    Total Investments in Belgium (Cost--$6,998,922)                      7,564,818      1.3


Denmark

Commercial                164,564   ++ISS A/S                                                            5,306,606      0.9
Services & Supplies

                                    Total Investments in Denmark (Cost--$9,122,548)                      5,306,606      0.9


Finland

Technology,             1,002,092   Nokia Oyj (Series A)                                                17,019,175      2.9
Hardware &
Equipment

                                    Total Investments in Finland (Cost--$15,394,140)                    17,019,175      2.9


France

Automobiles &             282,960   PSA Peugeot Citroen                                                 12,004,423      2.0
Components

Banks                     419,725   BNP Paribas SA                                                      16,734,217      2.8

Capital Goods             643,057   ++Alstom                                                             3,356,038      0.6

Energy                    129,931   TotalFinaElf SA 'B'                                                 17,898,090      3.0

Hotels, Restaurants &     136,241   Accor SA                                                             4,836,863      0.8
Leisure

Materials                 629,207   ++Arcelor                                                            6,798,061      1.2
                          207,329   Pechiney SA 'A'                                                      6,397,706      1.1
                                                                                                     -------------    -----
                                                                                                        13,195,767      2.3

Media                     488,490   Vivendi Universal SA                                                 5,998,520      1.0

Pharmaceuticals &         275,927   Aventis SA                                                          16,517,993      2.8
Biotechnology

Retailing                  65,597   Pinault-Printemps-Redoute SA                                         5,248,825      0.9

Software & Services       216,246   Cap Gemini SA                                                        5,317,305      0.9

Utilities                 317,719   Suez SA                                                              5,584,809      1.0

                                    Total Investments in France (Cost--$114,993,865)                   106,692,850     18.1



Merrill Lynch EuroFund, October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                            Shares                                                                               Percent of
Industries                    Held                           Investments                                 Value   Net Assets
Germany

Capital Goods              80,374   Linde AG                                                         $   3,064,383     0.5%

Household & Personal      156,794   Henkel KGaA (Preferred)                                              9,984,060      1.7
Products

Telecommunication         593,963   Deutsche Telekom AG (Registered Shares)                              6,817,256      1.2
Services

Utilities                 129,205   E.On AG                                                              5,860,188      1.0

                                    Total Investments in Germany (Cost--$31,219,442)                    25,725,887      4.4


Ireland

Banks                     772,110   Bank of Ireland                                                      8,563,750      1.5

Materials                 190,021   CRH PLC                                                              2,399,266      0.4

                                    Total Investments in Ireland (Cost--$7,692,066)                     10,963,016      1.9


Italy

Banks                   5,251,015   Intesa BCI SpA                                                       8,918,137      1.5
                        2,173,085   Unicredito Italiano SpA                                              8,177,623      1.4
                                                                                                     -------------    -----
                                                                                                        17,095,760      2.9

Energy                    721,639   ENI SpA                                                             10,019,240      1.7

Insurance                 484,602   Assicurazioni Generali                                               8,638,224      1.5

Telecommunication         613,333   Telecom Italia SpA                                                   4,871,217      0.8
Services

Transportation            913,864   Autostrade-Concessioni e Costruzioni Autostrade SpA                  7,556,746      1.3


                                    Total Investments in Italy (Cost--$60,330,142)                      48,181,187      8.2


Netherlands

Banks                     246,856   ABN AMRO Holding NV                                                  3,625,364      0.6

Capital Goods             273,563   Imtech NV                                                            4,112,406      0.7

Commercial                665,758   Buhrmann NV                                                          2,511,934      0.4
Services & Supplies       607,109   Vedior NV 'A'                                                        3,697,503      0.6
                                                                                                     -------------    -----
                                                                                                         6,209,437      1.0

Consumer Durables &       400,811   Koninklijke (Royal) Philips Electronics NV                           7,184,309      1.2
Apparel

Diversified Financials    511,445   ING Groep NV                                                         8,554,514      1.5

Energy                    549,813   Royal Dutch Petroleum Company                                       23,782,878      4.1

Insurance                 541,496   Aegon NV                                                             7,341,173      1.3

Materials                 298,571   Akzo Nobel NV                                                        8,929,381      1.5

Media                     486,853   Wolters Kluwer NV 'A'                                                8,538,532      1.4

                                    Total Investments in the Netherlands (Cost--$96,940,477)            78,277,994     13.3



Merrill Lynch EuroFund, October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

                            Shares                                                                               Percent of
Industries                    Held                           Investments                                 Value   Net Assets
Portugal

Utilities               1,953,336   Electricidade de Portugal, SA (EDP)                              $   2,978,959     0.5%

                                    Total Investments in Portugal (Cost--$4,937,032)                     2,978,959      0.5


Spain

Telecommunication       1,191,725   ++Telefonica SA                                                     11,305,983      1.9
Services

Utilities                 713,514   Endesa SA                                                            7,369,764      1.3

                                    Total Investments in Spain (Cost--$29,858,759)                      18,675,747      3.2


Sweden

Banks                     787,050   Skandinaviska Enskilda Banken (SEB) 'A'                              6,829,049      1.1

Consumer Durables &       335,409   Electrolux AB 'B'                                                    5,088,389      0.9
Apparel

Materials                 192,334   Svenska Cellulosa AB (SCA) 'B'                                       5,877,665      1.0

                                    Total Investments in Sweden (Cost--$17,119,405)                     17,795,103      3.0


Switzerland

Banks                     302,762   Credit Suisse Group                                                  5,783,694      1.0

Food, Beverage &           64,257   Nestle SA (Registered Shares)                                       13,776,819      2.3
Tobacco

Pharmaceuticals &         400,857   Novartis AG (Registered Shares)                                     15,288,070      2.6
Biotechnology             125,431   Roche Holding AG                                                     8,879,244      1.5
                                                                                                     -------------    -----
                                                                                                        24,167,314      4.1

                                    Total Investments in Switzerland (Cost--$47,546,784)                43,727,827      7.4


United Kingdom

Banks                     568,515   Abbey National PLC                                                   5,870,315      1.0
                        2,734,029   Barclays PLC                                                        18,906,057      3.2
                        1,071,467   HSBC Holdings PLC                                                   11,935,328      2.0
                          747,009   Royal Bank of Scotland Group PLC                                    17,577,182      3.0
                                                                                                     -------------    -----
                                                                                                        54,288,882      9.2

Capital Goods             652,335   Smiths Industries PLC                                                7,485,940      1.3

Commercial              3,039,771   Chubb PLC                                                            4,185,035      0.6
Services & Supplies

Energy                    970,623   BP Amoco PLC                                                         6,226,013      1.1

Food & Drug               801,562   Boots Company PLC                                                    7,461,560      1.3
Retailing               2,042,265   J Sainsbury PLC                                                      9,026,224      1.5
                                                                                                     -------------    -----
                                                                                                        16,487,784      2.8



Merrill Lynch EuroFund, October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                           Shares                                                                                Percent of
Industries                   Held                            Investments                                 Value   Net Assets
United Kingdom (concluded)

Food, Beverage &        2,363,476   Unilever PLC                                                     $  23,350,712     4.0%
Tobacco

Hotels, Restaurants &     707,556   Six Continents PLC                                                   5,745,181      1.0
Leisure

Insurance               1,048,273   AVIVA PLC                                                            8,036,113      1.4
                          818,926   Prudential Corporation PLC                                           5,855,128      1.0
                                                                                                     -------------    -----
                                                                                                        13,891,241      2.4

Materials                 429,981   Anglo American PLC                                                   5,502,729      0.9

Pharmaceuticals &       1,389,756   GlaxoSmithKline PLC                                                 26,526,135      4.5
Biotechnology

Telecommunication       2,686,064   BT Group PLC                                                         7,627,261      1.3
Services               11,207,725   Vodafone Group PLC                                                  18,016,684      3.1
                                                                                                     -------------    -----
                                                                                                        25,643,945      4.4

Transportation            664,151   BAA PLC                                                              5,927,862      1.0

                                    Total Investments in the United Kingdom (Cost--$227,174,149)       195,261,459     33.2



                             Face
                            Amount                      Short-Term Securities
Repurchase            $ 8,705,000   UBS Warburg Corp. LLC, purchased on 10/31/2002 to yield
Agreements*                         1.88% to 11/01/2002                                                  8,705,000      1.5

                                    Total Investments in Short-Term Securities (Cost--$8,705,000)        8,705,000      1.5

Total Investments (Cost--$678,032,731)                                                                 586,875,628     99.8
Other Assets Less Liabilities                                                                            1,115,087      0.2
                                                                                                     -------------   ------
Net Assets                                                                                           $ 587,990,715   100.0%
                                                                                                     =============   ======

++Non-income producing security.
*Repurchase Agreements are fully collateralized by U.S. Government &
Agency Obligations.

See Notes to Financial Statements.



Merrill Lynch EuroFund, October 31, 2002



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of October 31, 2002
Assets:           Investments, at value (including securities loaned of $1,589,103)
                     (identified cost--$678,032,731)                                                         $  586,875,628
                  Investments held as collateral for loaned securities, at value                                  2,726,800
                  Foreign cash (cost--$3,227)                                                                         3,233
                  Receivables:
                     Securities sold                                                       $    9,722,194
                     Dividends                                                                  1,766,756
                     Beneficial interest sold                                                     821,779
                     Loaned securities                                                              1,428
                     Interest                                                                         455        12,312,612
                                                                                           --------------
                  Prepaid registration fees                                                                          55,235
                                                                                                             --------------
                  Total assets                                                                                  601,973,508
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                       2,726,800
                  Payables:
                     Securities purchased                                                       6,839,977
                     Beneficial interest redeemed                                               3,446,941
                     Investment adviser                                                           401,806
                     Distributor                                                                  163,268        10,851,992
                                                                                           --------------
                  Accrued expenses and other liabilities                                                            404,001
                                                                                                             --------------
                  Total liabilities                                                                              13,982,793
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  587,990,715
                                                                                                             ==============

Net Assets        Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:       number of shares authorized                                                                $    1,758,065
                  Class B Shares of beneficial interest, $.10 par value, unlimited
                  number of shares authorized                                                                     1,171,759
                  Class C Shares of beneficial interest, $.10 par value, unlimited
                  number of shares authorized                                                                       268,393
                  Class D Shares of beneficial interest, $.10 par value, unlimited
                  number of shares authorized                                                                     2,488,383
                  Paid-in capital in excess of par                                                              796,534,003
                  Undistributed investment income--net                                     $    7,451,739
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                (130,618,310)
                  Unrealized depreciation on investments and foreign currency
                  transactions--net                                                          (91,063,317)
                                                                                           --------------
                  Total accumulated losses--net                                                               (214,229,888)
                                                                                                             --------------
                  Net assets                                                                                 $  587,990,715
                                                                                                             ==============

Net Asset Value:  Class A--Based on net assets of $189,898,619 and 17,580,651
                           shares of beneficial interest outstanding                                         $        10.80
                                                                                                             ==============
                  Class B--Based on net assets of $108,336,788 and 11,717,590
                           sharesof beneficial interest outstanding                                          $         9.25
                                                                                                             ==============
                  Class C--Based on net assets of $24,153,086 and 2,683,933
                           shares of beneficial interest outstanding                                         $         9.00
                                                                                                             ==============
                  Class D--Based on net assets of $265,602,222 and 24,883,827
                           sharesof beneficial interest outstanding                                          $        10.67
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2002


FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended October 31, 2002
Investment        Dividends (net of $2,657,187 foreign withholding tax)                                      $   18,665,233
Income:           Securities lending--net                                                                           677,401
                  Interest                                                                                           85,461
                                                                                                             --------------
                  Total income                                                                                   19,428,095
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    5,713,023
                  Account maintenance and distribution fees--Class B                            1,747,753
                  Account maintenance fees--Class D                                               756,808
                  Transfer agent fees--Class D                                                    524,451
                  Transfer agent fees--Class A                                                    444,379
                  Custodian fees                                                                  405,682
                  Transfer agent fees--Class B                                                    365,695
                  Accounting services                                                             312,975
                  Account maintenance and distribution fees--Class C                              291,261
                  Professional fees                                                               101,175
                  Registration fees                                                                64,859
                  Transfer agent fees--Class C                                                     63,174
                  Printing and shareholder reports                                                 59,968
                  Trustees' fees and expenses                                                      51,452
                  Pricing fees                                                                     19,512
                  Other                                                                            34,297
                                                                                           --------------
                  Total expenses                                                                                 10,956,464
                                                                                                             --------------
                  Investment income--net                                                                          8,471,631
                                                                                                             --------------

Realized &        Realized gain (loss) from:
Unrealized Gain      Investments--net                                                        (29,274,109)
(Loss) on            Foreign currency transactions--net                                           158,625      (29,115,484)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--Net:   Investments--net                                                        (31,052,591)
                     Foreign currency transactions--net                                           194,091      (30,858,500)
                                                                                           --------------    --------------
                  Total realized and unrealized loss on investments and foreign
                  currency transactions--net                                                                   (59,973,984)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $ (51,502,353)
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2002


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets

                                                                                                       For the
                                                                                                      Year Ended
                                                                                                     October 31,
Decrease in Net Assets:                                                                         2002               2001
Operations:       Investment income--net                                                   $    8,471,631    $   12,146,442
                  Realized losson investments and foreign currency transactions--net         (29,115,484)      (85,430,968)
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                         (30,858,500)      (60,447,960)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from operations                       (51,502,353)     (133,732,486)
                                                                                           --------------    --------------

Dividends &       Investment income--net:
Distributions to     Class A                                                                  (4,868,725)                --
Shareholders:        Class B                                                                    (632,583)                --
                     Class C                                                                    (236,668)                --
                     Class D                                                                  (4,346,901)                --
                  Realized gain on investments--net:
                     Class A                                                                           --      (12,997,852)
                     Class B                                                                           --      (15,024,775)
                     Class C                                                                           --       (1,464,071)
                     Class D                                                                           --      (11,182,069)
                  In excess of realized gain on investments--net:
                     Class A                                                                           --       (6,121,453)
                     Class B                                                                           --       (7,076,050)
                     Class C                                                                           --         (689,517)
                     Class D                                                                           --       (5,266,295)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends and
                  distributions to shareholders                                              (10,084,877)      (59,822,082)
                                                                                           --------------    --------------

Beneficial        Net decrease in net assets derived from beneficial interest
Interest          transactions                                                              (192,934,251)     (187,168,558)
Transactions:                                                                              --------------    --------------

Net Assets:       Total decrease in net assets                                              (254,521,481)     (380,723,126)
                  Beginning of year                                                           842,512,196     1,223,235,322
                                                                                           --------------    --------------
                  End of year*                                                             $  587,990,715    $  842,512,196
                                                                                           ==============    ==============

                  *Undistributed investment income--net                                    $    7,451,739    $    4,777,645
                                                                                           ==============    ==============

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                   Class A
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    12.03   $    14.56   $    17.24   $    17.52   $    18.47
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .18          .22          .28          .28          .40
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.20)       (1.98)        (.07)         3.11         1.73
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (1.02)       (1.76)          .21         3.39         2.13
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.21)           --        (.35)        (.63)        (.12)
                     In excess of investment income--net             --           --        (.01)           --           --
                     Realized gain on investments--net               --        (.52)       (2.53)       (3.04)       (2.96)
                     In excess of realized gain on
                     investments--net                                --        (.25)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.21)        (.77)       (2.89)       (3.67)       (3.08)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    10.80   $    12.03   $    14.56   $    17.24   $    17.52
                                                             ==========   ==========   ==========   ==========   ==========

Total             Based on net asset value per share            (8.68%)     (12.95%)        1.52%       23.25%       13.73%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to         Expenses                                        1.06%        1.06%         .97%         .97%        1.00%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          1.46%        1.59%        1.84%        1.70%        2.21%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  189,899   $  281,109   $  368,995   $  567,273   $  691,197
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             39.98%       37.77%      100.17%       61.12%       78.75%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                   Class B
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    10.25   $    12.48   $    15.15   $    15.79   $    16.92
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .03          .07          .12          .10          .17
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.00)       (1.70)        (.08)         2.76         1.60
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                (.97)       (1.63)          .04         2.86         1.77
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.03)           --        (.18)        (.46)           --
                     In excess of investment income--net             --           --       --++++           --           --
                     Realized gain on investments--net               --        (.41)       (2.53)       (3.04)       (2.90)
                     In excess of realized gain on
                     investments--net                                --        (.19)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.03)        (.60)       (2.71)       (3.50)       (2.90)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     9.25   $    10.25   $    12.48   $    15.15   $    15.79
                                                             ==========   ==========   ==========   ==========   ==========

Total             Based on net asset value per share            (9.51%)     (13.87%)         .48%       21.96%       12.58%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to         Expenses                                        2.10%        2.08%        1.99%        2.00%        2.03%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                           .30%         .62%         .90%         .70%        1.07%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  108,337   $  253,646   $  481,876   $  730,361   $  787,595
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             39.98%       37.77%      100.17%       61.12%       78.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                   Class C
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    10.03   $    12.25   $    14.93   $    15.66   $    16.82
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .05          .07          .11          .10          .19
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.00)       (1.67)        (.07)         2.72         1.56
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                (.95)       (1.60)          .04         2.82         1.75
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.08)           --        (.19)        (.51)           --
                     In excess of investment income--net             --           --       --++++           --           --
                     Realized gain on investments--net               --        (.42)       (2.53)       (3.04)       (2.91)
                     In excess of realized gain on
                     investments--net                                --        (.20)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.08)        (.62)       (2.72)       (3.55)       (2.91)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $     9.00   $    10.03   $    12.25   $    14.93   $    15.66
                                                             ==========   ==========   ==========   ==========   ==========

Total             Based on net asset value per share            (9.59%)     (13.88%)         .49%       21.97%       12.56%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to         Expenses                                        2.10%        2.10%        2.00%        2.01%        2.04%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                           .48%         .58%         .88%         .67%        1.18%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $   24,153   $   30,838   $   43,736   $   52,742   $   51,671
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             39.98%       37.77%      100.17%       61.12%       78.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch EuroFund, October 31, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                   Class D
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year         $    11.89   $    14.40   $    17.07   $    17.39   $    18.35
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net++                          .16          .18          .25          .24          .36
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (1.20)       (1.96)        (.08)         3.08         1.72
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (1.04)       (1.78)          .17         3.32         2.08
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.18)           --        (.30)        (.60)        (.08)
                     In excess of investment income--net             --           --        (.01)           --           --
                     Realized gain on investments--net               --        (.50)       (2.53)       (3.04)       (2.96)
                     In excess of realized gain on
                     investments--net                                --        (.23)           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.18)        (.73)       (2.84)       (3.64)       (3.04)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    10.67   $    11.89   $    14.40   $    17.07   $    17.39
                                                             ==========   ==========   ==========   ==========   ==========

Total             Based on net asset value per share            (8.93%)     (13.18%)        1.32%       22.89%       13.49%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to         Expenses                                        1.31%        1.31%        1.22%        1.22%        1.25%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          1.35%        1.36%        1.65%        1.48%        2.01%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  265,602   $  276,919   $  328,628   $  363,422   $  316,287
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             39.98%       37.77%      100.17%       61.12%       78.75%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch EuroFund, October 31, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch EuroFund, October 31, 2002


Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



Merrill Lynch EuroFund, October 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $4,287,340 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the year ended October 31, 2002, MLIM paid MLAM U.K. a fee of $941,023 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance      Distribution
                               Fee              Fee

Class B                        .25%             .75%
Class C                        .25%             .75%
Class D                        .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD            MLPF&S

Class A                      $  193          $ 2,614
Class D                      $1,643          $22,574


For the year ended October 31, 2002, MLPF&S received contingent deferred sales charges of $170,945 and $4,814 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $591 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $11,670 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2002.



Merrill Lynch EuroFund, October 31, 2002


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securites lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of October 31, 2002, cash collateral of $1,227,060 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,499,740 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended October 31, 2002, QA Advisors received $289,186 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2002, the Fund reimbursed MLIM
$32,179 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $300,596,399 and $489,777,586, respectively.

Net realized gains (losses) for the year ended October 31, 2002 and net unrealized gains (losses) as of October 31, 2002 were as follows:

                                       Realized         Unrealized
                                        Gains             Gains
                                       (Losses)          (Losses)

Long-term investments             $ (29,274,109)     $ (91,157,103)
Foreign currency transactions            158,625             93,786
                                  --------------     --------------
Total                             $ (29,115,484)     $ (91,063,317)
                                  ==============     ==============


As of October 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $94,418,278, of which $49,102,829 related to appreciated securities and $143,521,107 related to depreciated securities. At October 31, 2002, the aggregate cost of investments for Federal income tax purposes was $681,293,906.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $192,934,251 and $187,168,558 for the years ended October 31, 2002 and October 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                               Dollar
Ended October 31, 2002                  Shares            Amount

Shares sold                           12,972,775     $  149,724,514
Shares issued to shareholders
in reinvestment of dividends             340,031          4,161,981
                                  --------------     --------------
Total issued                          13,312,806        153,886,495
Shares redeemed                     (19,105,157)      (226,197,502)
                                  --------------     --------------
Net decrease                         (5,792,351)     $ (72,311,007)
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended October 31, 2001                  Shares            Amount

Shares sold                            7,571,130     $  103,785,678
Shares issued to shareholders
in reinvestment of distributions       1,165,628         16,703,449
                                  --------------     --------------
Total issued                           8,736,758        120,489,127
Shares redeemed                     (10,704,246)      (147,909,220)
                                  --------------     --------------
Net decrease                         (1,967,488)     $ (27,420,093)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended October 31, 2002                  Shares            Amount

Shares sold                            1,010,841     $   10,351,250
Shares issued to shareholders
in reinvestment of dividends              51,171            540,877
                                  --------------     --------------
Total issued                           1,062,012         10,892,127
Shares redeemed                      (5,551,931)       (57,855,424)
Automatic conversion of shares       (8,529,696)       (90,375,530)
                                  --------------     --------------
Net decrease                        (13,019,615)     $(137,338,827)
                                  ==============     ==============



Merrill Lynch EuroFund, October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year                               Dollar
Ended October 31, 2001                  Shares            Amount

Shares sold                            2,240,032     $   27,456,236
Shares issued to shareholders
in reinvestment of distributions       1,576,405         19,437,078
                                  --------------     --------------
Total issued                           3,816,437         46,893,314
Shares redeemed                     (12,062,172)      (143,006,927)
Automatic conversion of shares       (5,619,407)       (62,463,273)
                                  --------------     --------------
Net decrease                        (13,865,142)     $(158,576,886)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended October 31, 2002                  Shares            Amount

Shares sold                            1,374,716     $   13,260,089
Shares issued to shareholders
in reinvestment of dividends              20,662            212,610
                                  --------------     --------------
Total issued                           1,395,378         13,472,699
Shares redeemed                      (1,786,154)       (17,452,450)
                                  --------------     --------------
Net decrease                           (390,776)     $  (3,979,751)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended October 31, 2001                  Shares            Amount

Shares sold                            1,152,533     $   13,584,343
Shares issued to shareholders
in reinvestment of distributions         160,261          1,932,744
                                  --------------     --------------
Total issued                           1,312,794         15,517,087
Shares redeemed                      (1,808,990)       (21,101,843)
                                  --------------     --------------
Net decrease                           (496,196)     $  (5,584,756)
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended October 31, 2002                  Shares            Amount

Shares sold                            1,656,030     $   19,592,533
Automatic conversion of shares         7,407,867         90,375,530
Shares issued to shareholders
in reinvestment of dividends             304,494          3,690,473
                                  --------------     --------------
Total issued                           9,368,391        113,658,536
Shares redeemed                      (7,782,436)       (92,963,202)
                                  --------------     --------------
Net increase                           1,585,955     $   20,695,334
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended October 31, 2001                  Shares            Amount

Shares sold                            4,085,670     $   55,008,070
Automatic conversion of shares         4,857,192         62,463,273
Shares issued to shareholders
in reinvestment of distributions       1,009,379         14,323,097
                                  --------------     --------------
Total issued                           9,952,241        131,794,440
Shares redeemed                      (9,481,636)      (127,381,263)
                                  --------------     --------------
Net increase                             470,605     $    4,413,177
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A.
and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment will be reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended October 31, 2002.


6. Commitments:
At October 31, 2002, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $4,154,000 and $7,052,000, respectively.



Merrill Lynch EuroFund, October 31, 2002


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                      10/31/2002        10/31/2001

Distributions paid from:
   Ordinary income                  $ 10,084,877       $ 15,661,821
   Net long-term capital gains                --         44,160,261
                                    ------------       ------------
Total taxable distributions         $ 10,084,877       $ 59,822,082
                                    ============       ============



As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $    7,435,162
Undistributed long-term capital
gains--net                                                       --
                                                     --------------
Total undistributed earnings--net                         7,435,162
Capital loss carryforward                            (127,357,135)*
Unrealized losses--net                               (94,307,915)**
                                                     --------------
Total accumulated losses--net                        $(214,229,888)
                                                     ==============


*On October 31, 2002, the Fund had a net capital loss carryforward of $127,357,135, of which $93,739,668 expires in 2009 and
$33,617,467 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts.




Merrill Lynch EuroFund, October 31, 2002


INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 2002, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented.These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 11, 2002



Merrill Lynch EuroFund, October 31, 2002


IMPORTANT TAX INFORMATION (unaudited)


All of the ordinary income distribution paid by Merrill Lynch
EuroFund to shareholders of record on December 11, 2001 represents income from foreign sources. Additionally, there were foreign taxes of $.047640 per share associated with this distribution.

The foreign taxes per share represent taxes incurred by the Fund on dividends and or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.




Merrill Lynch EuroFund, October 31, 2002


OFFICERS AND TRUSTEES
                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                       Position(s)    Length                                                   Complex       ships
                           Held      of Time                                                 Overseen by    Held by
Name, Address & Age     with Fund     Served    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Interested Trustee

Terry K. Glenn*         President    1999 to    Chairman, Americas Region since 2001          117 Funds     None
P.O. Box 9011           and          present    and Executive Vice President since 1983 of       162
Princeton,              Trustee      and 1987   Fund Asset Management, L.P. ("FAM") and       Portfolios
NJ 08543-9011                                   to present  Merrill Lynch Investment
Age: 62                                         Managers, L.P. ("MLIM"); President of
                                                Merrill Lynch Mutual Funds since 1999;
                                                President of FAM Distributors,Inc.
                                                ("FAMD") since 1986 and Director thereof
                                                since 1991; Executive Vice President and
                                                Director of Princeton Services, Inc.
                                                ("Princeton Services") since 1993;
                                                President of Princeton Administrators,
                                                L.P. since 1988; Director of Financial
                                                Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                       Position(s)    Length                                                   Complex       ships
                           Held      of Time                                                 Overseen by    Held by
Name, Address & Age     with Fund    Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Trustees

Ronald W. Forbes        Trustee      2000 to    Professor Emeritus of Finance, School of       45 Funds     None
P.O. Box 9011                        present    Business, State University of New York      54 Portfolios
Princeton,                                      at Albany since 2000 and Professor
NJ 08543-9011                                   thereof from 1989 to 2000.
Age: 62


Cynthia A. Montgomery   Trustee      2000 to    Professor, Harvard Business School since       45 Funds     Unum-
P.O. Box 9011                        present    1989.                                       54 Portfolios   Provident
Princeton,                                                                                                  Corpora-
NJ 08543-9011                                                                                               tion;
Age: 50                                                                                                     Newell
                                                                                                            Rubber-
                                                                                                            maid Inc.


Charles C. Reilly       Trustee      1990 to    Self-employed financial consultant since       45 Funds     None
P.O. Box 9011                        present    1990.                                       54 Portfolios
Princeton,
NJ 08543-9011
Age: 71


Kevin A. Ryan           Trustee      2000 to    Founder and currently Director Emeritus        45 Funds     None
P.O. Box 9011                        present    of The Boston University Center for the     54 Portfolios
Princeton,                                      Advancement of Ethics and Character and
NJ 08543-9011                                   Director thereof from 1989 to 1999;
Age: 70                                         Professor at Boston University from 1982
                                                to 1999.


Roscoe S. Suddarth      Trustee      2000 to    President, Middle East Institute from          45 Funds     None
P.O. Box 9011                        present    1995 to 2001.                               54 Portfolios
Princeton,
NJ 08543-9011
Age: 67




Merrill Lynch EuroFund, October 31, 2002

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                       Position(s)    Length                                                   Complex       ships
                           Held      of Time                                                 Overseen by    Held by
Name, Address & Age     with Fund    Served*    Principal Occupation(s) During Past 5 Years    Trustee      Trustee
Independent Trustees (concluded)

Richard R. West         Trustee      1987 to    Professor of Finance since 1984 and            45 Funds     Bowne &
P.O. Box 9011                        present    currently Dean Emeritus of New York         54 Portfolios   Co., Inc.;
Princeton,                                      University, Leonard N. Stern School                         Vornado
NJ 08543-9011                                   of Business Administration.                                 Realty
Age: 64                                                                                                     Trust;
                                                                                                            Alexander's
                                                                                                            Inc.


Edward D. Zinbarg       Trustee      1994 to    Self-employed financial consultant since       45 Funds     None
P.O. Box 9011                        present    1994.                                       54 Portfolios
Princeton,
NJ 08543-9011
Age: 68


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                       Position(s)    Length
                           Held      of Time
Name, Address & Age     with Fund    Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke         Vice         1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011           President    present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,              and          and 1999   since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011           Treasurer    to present and MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 42


Robert C. Doll, Jr.     Senior       1999 to    President and Global Chief Investment Officer of MLIM and member of
P.O. Box 9011           Vice         present    the Executive Management Committee of ML & Co., Inc. since 2001; Chief
Princeton,              President               Investment Officer, Senior Vice President and Co-Head of MLIM Americas
NJ 08543-9011                                   from 1999 to 2001; Chief Investment Officer of Oppenheimer Funds, Inc.
Age: 49                                         from 1987 to 1999 and Executive Vice President from 1991 to 1999.


James Macmillan         Vice         2000 to    Director (Equity Fund Management) of Merrill Lynch Asset Management
P.O. Box 9011           President    present    U.K. ("MLAM U.K.") since 1999; Portfolio Manager of MLAM U.K. or its
Princeton,              and                     affiliates since 1993.
NJ 08543-9011           Portfolio
Age: 36                 Manager


Susan B. Baker          Secretary    2002 to    Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM
P.O. Box 9011                        present    from 1993 to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9011
Age: 45


*Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863